 Exhibit 99.1

ORIGO ACQUISITION CORPORATION AND AINA LE’A, INC.

AGREE TO BUSINESS COMBINATION

New York, December 19, 2016 - Origo Acquisition Corporation (NASDAQ: OACQ; OACQW; OACQU; OACQR) (“Origo”) today announced that it has entered into a Merger Agreement (“Merger Agreement”) with Aina L’ea, Inc. (“Aina Le’a”), a residential and commercial real estate developer of distinctive master-planned communities in Hawaii. Pursuant to the terms of the Merger Agreement, Origo will merge with and into Aina Le’a Merger Sub, Inc., a newly formed subsidiary of Aina Le’a, and equity holders and warrant holders of Origo will become equity holders and warrant holders of Aina Le’a (the “Business Combination”).

Aina Le’a’s principal development project is a 1,099-acre residential and commercial master planned community called The Villages of Aina Le’a (“The Villages”). Located within the resort area on the Kohala Coast on the west coast of Hawaii’s “Big Island”, The Villages will offer a combination of single family home sites, local family townhouses, luxury townhouses, and estate lots, as well as a retail and commercial center, and golf course with lodge. Sloping elevations of approximately 150-550 feet above sea level will provide approximately 70% of all lots with sweeping ocean views of the Big Island’s famed “Gold Coast.” The development’s close proximity to Queen Kaahumanu Highway offers easy access to top beaches, restaurants, shopping, and the airport. The development plan for The Villages is structured in three phases, with Phase I construction underway. Phase I is comprised of a 61-acre development consisting of townhouse units, luxury villas, and single family lots.

Edward J. Fred, Chief Executive Officer of Origo, commented, “We actively searched for an acquisition target that has the opportunity to provide substantial returns to our investors and we believe that we found the right company in Aina Le’a. Hawaii has been consistently rated as one of the best places on earth to live and visit, combining reliably beautiful weather, active lifestyles, abundant renewable resources such as water and solar energy, and economic opportunity. We believe that Aina Le’a controls some of the most valuable and sought-after land assets in the world in a market that is characterized by a scarcity of new home supply. The Villages has been designed as a full-service international resort community, with more than 70% of the lots offering ocean views. Along with the support of an invested, world-class management team, we have great optimism for the future.”

Robert Wessels, CEO of Aina Le’a, stated, "Becoming a public company is an important chapter in our company’s development, and we expect that having the additional access to the capital markets will enhance our ability to execute our growth plan. In addition to completing The Villages development, we will seek to expand our reach, and diversify our asset base and revenue by investing in new markets that fit our stringent criteria. Our over-arching objective in managing the growth of Aina Le’a is to deliver long-term, sustainable shareholder value while providing some of the most desirable home locations in our industry.”

Under the terms of the Merger Agreement, upon the closing of the Business Combination, each ordinary share of Origo (including any Origo shares otherwise issuable with respect to the rights that were included as part of Origo’s units) will convert into common stock of Aina Le’a at a conversion ratio of 0.6 shares of Aina Le’a for each share of Origo, and each outstanding warrant to acquire ordinary shares of Origo will be exchanged for a warrant to acquire ordinary shares of Aina Le’a, which replacement Aina Le’a shares and warrants will be registered securities. The approximately $32.6 million currently held in Origo’s trust account will be used by Aina Le’a as working capital, less amounts required to fund redemptions by Origo’s public stockholders, if any, and the payment of Origo’s transaction fees and expenses and outstanding Origo loans. Aina Le’a expects to apply to list its common stock and warrants on the Nasdaq Capital Market following the closing of the Business Combination.

Aina Le’a’s board of directors will be expanded to seven directors, and will include two directors from Origo as independent directors. Management of Aina Le’a is not expected to change in connection with the Business Combination.

The Business Combination is subject to the approval of Origo’s stockholders, as well as other closing conditions.

EarlyBird Capital, Inc. is acting as financial advisor to Origo, and Chardan Capital is acting as advisor to Aina Le’a. Ellenoff Grossman & Schole LLP is acting as legal advisor to Origo, and Greenberg Traurig is acting as legal advisor to Aina Le’a.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

Aina Le’a intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4, which will include a preliminary proxy statement of Origo and a prospectus in connection with the Business Combination. Origo will mail a definitive proxy statement and other relevant documents to its stockholders. Stockholders of Origo and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, the prospectus and the definitive proxy statement in connection with Origo’s solicitation of proxies for the special meeting to be held to approve the Business Combination, because these documents will contain important information about Origo, Aina Le’a and the Business Combination. The definitive proxy statement will be mailed to stockholders of Origo as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Origo by contacting its Chief Executive Officer, Edward J. Fred, c/o 708 Third Avenue, New York, New York 10017, at (212) 634-4512.

Participants in the Business Combination

Aina Le’a, Origo, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Origo in connection with the Business Combination. Information regarding the officers and directors of Origo is set forth in Origo’s proxy statement for its 2016 annual meeting of stockholders, which was filed with the SEC on November 30, 2016.

Additional information regarding the interests of such potential participants will also be included in the Registration Statement on Form S-4 (and will be included in the definitive proxy statement/prospectus for the Business Combination) and other relevant documents filed with the SEC.

Forward-Looking Statements

This written communication contains forward-looking statements that involve risks and uncertainties concerning Origo’s proposed Business Combination with Aina Le’a and Aina Le’a’s expected performance, as well as its strategic and operational plans. Actual events or results may differ materially from those described in this written communication due to a number of risks and uncertainties. The potential risks and uncertainties include, among others, the possibility that the proposed Business Combination will not close or that the closing may be delayed; the reaction of Aina Le’a’s suppliers and contractors and prospective customers to the proposed Business Combination; the possibility that Origo may be unable to obtain stockholder approvals as required; the ability of Aina Le’a to list its securities on the Nasdaq Capital Market; or the occurrence of any event or change in circumstances that could give rise to the termination of the Merger Agreement. In addition, filings by Origo with the SEC on Forms 10-K, 10-Q and 8-K identify other important factors that could cause financial and operational results to differ materially from those contained in the forward-looking statements set forth in this written communication. Origo will not update any of its forward-looking statements after the date hereof except to the extent required by law.

About Origo Acquisition Corporation

Origo is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Safe Harbor

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.

Additional information concerning these and other risk factors is contained in the company’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning the company are expressly qualified in their entirety by the cautionary statements above. The company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

CONTACTS:

Origo Acquisition Corporation

Edward J. Fred

Chief Executive Officer

(516) 819-7576

Aina Le’a Inc.

Michael Kistler

Director of Investor Relations

(858) 208-3269

mjk@ainaleavillage.com

Investor Relations

The Equity Group

Lena Cati

Vice President

(212) 836-9611

lcati@equityny.com

Devin Sullivan

Senior Vice President

(212) 836-9608

dsullivan@equityny.com